    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 14, 2005

                                                           REGISTRATION NO. 333-
================================================================================

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               -----------------

                                    FORM S-8

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933

                              --------------------

                            CENTURY ALUMINUM COMPANY
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

              DELAWARE                                   13-3070826
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
incorporation or organization)

           2511 GARDEN ROAD                                 93940
         BUILDING A, SUITE 200                           (Zip code)
         MONTEREY, CALIFORNIA
(Address of principal executive offices)

                            -------------------------

                 CENTURY ALUMINUM OF WEST VIRGINIA, INC./UNITED
                      STEELWORKERS OF AMERICA SAVINGS PLAN
                            (FULL TITLE OF THE PLAN)

                                GERALD J. KITCHEN
                   EXECUTIVE VICE PRESIDENT, GENERAL COUNSEL,
                   CHIEF ADMINISTRATIVE OFFICER AND SECRETARY
                            CENTURY ALUMINUM COMPANY
                                2511 GARDEN ROAD
                              BUILDING A, SUITE 200
                           MONTEREY, CALIFORNIA 93940
                                 (831) 642-8300
 (NAME, ADDRESS AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF AGENT FOR SERVICE)

                           --------------------------

                         CALCULATION OF REGISTRATION FEE

===========================================================================================================
                                                        Proposed          Proposed
                                                        maximum           maximum
  Title of securities to be         Amount to be     offering price       aggregate           Amount of
         registered                  registered       per share(1)    offering price(1)   registration fee
-------------------------------   ----------------   --------------   -----------------   -----------------
Common Stock, $.01 par value...   50,000 Shares(2)   $        19.25   $         962,500   $          113.29
===========================================================================================================

(1) Estimated solely for the purpose of computing the registration fee pursuant to Rule 457, based on the average of the high and low prices for the Common Stock as reported on the Nasdaq National Market System on November 7, 2005.

(2) In addition, pursuant to Rule 416(c) under the Securities Act of 1933, this registration statement also covers an indeterminate amount of interests to be offered or sold pursuant to the employee benefit plan(s) described herein.

================================================================================

                           INCORPORATION BY REFERENCE

      This Registration Statement on Form S-8 relates to the registration of additional shares and plan interests under the Century Aluminum of West Virginia, Inc./United Steelworkers of America Savings Plan (formerly, the Ravenswood Aluminum Corporation/United Steelworkers of America Savings Plan; the "Plan"). Pursuant to General Instruction E of Form S-8, the contents of the Registration Statement on Form S-8 (Registration No. 333-28827) filed with the Securities and Exchange Commission on June 9, 1997 are incorporated by reference herein. This Registration Statement also incorporates by reference the Plan's latest annual report filed pursuant to Section 15(d) of the Exchange Act and all future annual reports filed by the Plan prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold.

                                   SIGNATURES

      THE REGISTRANT. Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Monterey, State of California, on the 14th day of November, 2005.

                                        CENTURY ALUMINUM COMPANY

                                        By: /s/ David W. Beckley
                                            ------------------------------------
                                            Name:   David W. Beckley
                                            Title: Executive Vice President and
                                                   Chief Financial Officer

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

            SIGNATURE                                    TITLE                         DATE
-------------------------------------   --------------------------------------   -----------------
                                        Chairman and Chief Executive Officer
/s/ Craig A. Davis                          (Principal Executive Officer)        November 14, 2005
-----------------------------
Craig A. Davis
                                              Executive Vice President and
                                           Chief Financial Officer (Principal
/s/ David W. Beckley                        Financial Officer and Principal
-----------------------------                     Accounting Officer)            November 14, 2005
David W. Beckley

              *                                        Director                  November 14, 2005
-----------------------------
Roman A. Bninski

              *                                        Director                  November 14, 2005
-----------------------------
Robert E. Fishman

              *                                        Director                  November 14, 2005
-----------------------------
John C. Fontaine

              *                                        Director                  November 14, 2005
-----------------------------
John P. O'Brien

              *                                        Director                  November 14, 2005
-----------------------------
Stuart M. Schreiber

              *                                        Director                  November 14, 2005
-----------------------------
Willy R. Strothotte

            SIGNATURE                                   TITLE                         DATE
-------------------------------------   --------------------------------------   -----------------
              *                                        Director                  November 14, 2005
-----------------------------
Jack E. Thompson

* By:    /s/ Peter C. McGuire
-------------------------------------
Peter C. McGuire, as Attorney-in-Fact

      THE PLAN. Pursuant to the requirements of the Securities Act of 1933, the Plan administrator has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Monterey, State of California, on the 14th day of November, 2005.

                                            CENTURY ALUMINUM OF WEST VIRGINIA,
                                             INC./UNITED STEELWORKERS OF AMERICA
                                             SAVINGS PLAN

                                      By: Retirement Committee of Century
                                          Aluminum of West Virginia, Inc./United
                                          Steelworkers of America Savings Plan

                                      By: /s/ David W. Beckley
                                          --------------------------------------
                                          Name:  David W. Beckley
                                          Title: Member

                                INDEX TO EXHIBITS

Exhibit No.                                Description of Exhibit
----------    ---------------------------------------------------------------------------------------------
5.1           Internal Revenue Service determination letter that the Plan is qualified under Section 401(k)
              of the Internal Revenue Code.

23.1          Consent of Deloitte & Touche LLP

24.1          Powers of Attorney